SUB-ITEM 77Q1(e):
Exhibits




Amendment #1 to
EXHIBIT A
to the
Investment Advisory
Contract

Federated Muni and
Stock Advantage Fund

	This Amendment
#1 to Exhibit A to the
Investment Advisory
Contract between
Federated Equity
Management Company of
Pennsylvania and
Federated Income
Securities Trust, approved
at a board meeting on May
17, 2013, shall become
effective as of June 24,
2013.

	For all services
rendered by the Adviser
hereunder, the above-
named Fund of the Trust
shall pay to the Adviser
and the Adviser agrees to
accept as full compensation
for all services rendered
hereunder, an annual
investment advisory fee
equal to 0.75 of 1% of the
average daily net assets of
the Fund.

	The portion of the
fees based upon the
average daily net assets of
the Fund shall be accrued
daily at the rate of 1/365th
of 0.75 of 1% applied to
the daily net assets of the
Fund.

	The right of the
Adviser as set forth in
Paragraph 6 of this
Contract to assume
expenses of one or more of
the Funds shall also apply
as to any classes of the
above-named Fund.

	The advisory fee
so accrued shall be paid to
the Adviser daily.

	Witness the due
execution hereof this 1st
day of June, 2013.


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Amendment #2 to
EXHIBIT A
to the
Investment Advisory
Contract

Federated Muni and
Stock Advantage Fund

	This Amendment
#2 to Exhibit A to the
Investment Advisory
Contract between
Federated Equity
Management Company of
Pennsylvania and
Federated Income
Securities Trust was
approved at a board
meeting on May 15, 2014.

	For all services
rendered by the Adviser
hereunder, the above-
named Fund of the Trust
shall pay to the Adviser
and the Adviser agrees to
accept as full compensation
for all services rendered
hereunder, an annual
investment advisory fee
equal to 0.65 of 1% of the
average daily net assets of
the Fund.

	The portion of the
fees based upon the
average daily net assets of
the Fund shall be accrued
daily at the rate of 1/365th
of 0.65 of 1% applied to
the daily net assets of the
Fund.

	The advisory fee
so accrued shall be paid to
the Adviser daily.

	Witness the due
execution hereof this 1st
day of June, 2014.


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SUB-ITEM 77Q1(e):
Exhibits

Amendment #1 to
EXHIBIT A
to the
Investment Advisory
Contract

Federated Capital
Income Fund

	This Amendment
#1 to Exhibit A to the
Investment Advisory
Contract between
Federated Equity
Management Company of
Pennsylvania (formerly
Passport Research, L.P.)
and Federated Income
Securities Trust, approved
at a board meeting on May
17, 2013, shall become
effective as of June 24,
2013.

	For all services
rendered by Adviser
hereunder, the above-
named Fund of the
Federated Income
Securities Trust shall pay
to Adviser and Adviser
agrees to accept as full
compensation for all
services rendered
hereunder, an annual
investment advisory fee
equal to 0.60% of the
average daily net assets of
the Fund.

	The portion of the
fee based upon the average
daily net assets of the Fund
shall be accrued daily at the
rate of 1/365th or of 0.60 of
1% applied to the daily net
assets of the Fund.

	The right of the
Adviser as set forth in
Paragraph 6 of this
Contract to assume
expenses of one or more of
the Funds shall also apply
as to any classes of the
above-named Fund.

	The advisory fee
so accrued shall be paid to
Adviser daily.

	Witness the due
execution hereof this 1st
day of June, 2013.



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